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                                                                   Exhibit 10.22

                              SECURITY AGREEMENT

     This Security Agreement is made as of April 3, 1998 between Lexar Media, Inc., a California corporation ("Pledgee"), and Petro Estakhri ("Pledgor").

                                   Recitals
                                   --------

     WHEREAS, pursuant to a Secured Full Recourse Promissory Note of even date herewith, Pledgor has borrowed $40,000 from Pledgee and Pledgor wishes to secure such loan by granting a security interest in certain shares of the Pledgee's Common Stock, on and subject to the terms and conditions contained in this Security Agreement;

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest.  In consideration of
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the Loan, Pledgor, pursuant to the Commercial Code of the State of California, hereby pledges all of the shares of Common Stock (herein sometimes referred to as the "Shares" or "Collateral") represented by 50,000 shares duly endorsed in blank or with executed stock powers, and herewith delivers said shares to the Secretary of Pledgee ("Pledgeholder"). Who shall hold said certificate as bailee for Pledgor subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment), shall be held by the Pledgeholder as bailee for Pledgor as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Purchase Agreements, and the Pledgeholder shall not encumber or dispose of such Shares except in the accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants.  To include Pledgee to make
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the Loan and enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
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the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances.  The Shares are free of all other encumbrances,
               ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations.  In the event that Pledgee's Common Stock
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becomes margin-listed by the Federal Reserve Board subsequent to the execution of this Security Agreement, and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to operate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.
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     3.   Voting Rights.  During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments.  In the event that during the term of the pledge
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any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Warrants and Rights.  In the event that, during the term of this
          -------------------
pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default.  Pledgor shall be deemed to be in default of the Note and of
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this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in either of the Purchase Agreements or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue his remedies under the California Commercial Code.

     7.   Release of Collateral.  Subject to any applicable contrary rules under
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Regulation G, there shall be released from this pledge a portion of the pledged
Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal of Substitution of Collateral.  Pledgor shall not sell,
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withdraw, pledge, substitute or otherwise dispose of all or any part of the
Collateral without the prior written consent of Pledgee.

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     9.   Term.  The within pledge of Shares shall continue the payment of all
          ----
indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall be come immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability.  In the absence of willful or gross
          ----------------------
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
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the enforceability or invalidity of any provision or provisions of this Security
Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law.  This Security Agreement shall be interpreted and
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governed under the laws of the State of California.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"PLEDGOR"                                            /s/
                                                     ----------------------

                                                     ----------------------

"PLEDGEE"                                            Lexar Media, Inc.
                                                     a California corporation

                                                     By:___________________
                                                     Title:________________

"PLEDGEHOLDER"                                       ______________________
                                                     ______________________
                                                     Secretary of _________


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